Concentrations and credit risk	12 Months Ended
Mar. 31, 2016
Accounting Policies [Abstract]
Concentrations and credit risk
16	Concentrations and credit risk

The Company operates principally in the PRC (including Hong Kong) and grants credit to its customers in this geographic region.  Although the PRC is economically stable, it is always possible that unanticipated events in foreign countries could disrupt the Company’s operations.

Financial instruments that potentially subject the Company to a concentration of credit risk consist of cash and trade  receivables.  The Company does not require collateral to support financial instruments that are subject to credit risk.

At March 31, 2015 and 2016, the Company had credit risk exposure of uninsured cash and deposits with maturities of less than one year in banks of approximately $3,027,000 and $3,547,000, respectively.

A substantial portion, 45%, 37% and 59% of revenue, was generated from sales to one customer for the years ended March 31, 2014, 2015 and 2016, respectively.

The net sales to customers representing at least 10% of net total sales are as follows:

	Year Ended March 31,
	2014		2015		2016
	$ in thousands	%	$ in thousands	%	$ in thousands	%

Sunbeam Products, Inc.	14,080	45	6,879	24	1,738	7
Fitbit, Inc.	10,396	33	10,593	37	14,145	59
Kern + Sohn GMBH	2,762	9	5,424	19	3,874	16

	27,238	87	22,896	80	19,757	82

The following customers had balances greater than 10% of the total trade receivables at the respective balance sheet dates set forth below:

	March 31,
	2015		2016
	$ in thousands	%	$ in thousands	%

Sunbeam Products, Inc.	101	8	87	10
Fitbit, Inc.	324	25	378	41
Kern + Sohn GMBH	224	17	204	22
Pitney Bowes Inc.	355	27	145	16

		77		89

At March 31, 2015 and 2016, these customers accounted for 77% and 89%, respectively, of net trade receivables.  The trade receivables have repayment terms of not more than twelve months.